                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC  20549




                                   FORM 8-K






                           Current Report Pursuant
                        to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934




      Date of report (Date of earliest event reported) November 4, 1994


                              KMART CORPORATION
            (Exact Name of Registrant as Specified in Its Charter)

                                   Michigan
                (State or Other Jurisdiction of Incorporation)


        1-327                                           38-0729500
(Commission File Number)                (I.R.S Employer Identification No.)

               3100 West Big Beaver Road, Troy, Michigan 48084
             (Address of Principal Executive Offices) (Zip Code)

                                (810) 643-1000
             (Registrant's Telephone Number, Including Area Code)

                                     N/A
        (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events.

        On November 4, 1994, a Registration Statement (Registration No. 33-54043) filed by Registrant on Form S-3 (as amended, the "Registration Statement") with the Securities and Exchange Commission (the "Commission") in respect of a shelf offering of $250,000,000 of Mortgage Pass-Through Certificates, Issuable in Series (collectively "Certificates") was declared effective by the Commission.

        On November 8, 1994, $5,491,000 principal amount of such Certificates (Series 1994A-1 and 1994A-2, respectively) were sold to Sutro & Co. Incorporated ("Sutro") pursuant to an Underwriting Agreement dated November 4, 1994, a copy of which is filed as an exhibit to this Report. On the same day, Sutro resold all of the Certificates Series 1994A-1 and 1994A-2 to a single purchaser.

        On November 21, 1994 an additional $63,988,000 principal amount of such Certificates (Series 1994A-3, 1994A-4 and 1994A-5, respectively) were sold to Sutro pursuant to an Underwriting Agreement dated November 16, 1994, a copy of which is filed as an exhibit to this Report. On the same day, Sutro resold all of the Certificates Series 1994A-3, 1994A-4 and 1994A-5 to a single purchaser (the "Purchaser"). The disclosure documents used in connection with the November 21, 1994 sale and resale included a Basic Prospectus dated November 4, 1994 and a Prospectus Supplement dated November 16, 1994, which, together, are hereinafter referred to as the "Prospectus." Included among the $63,988,000 of Certificates sold on November 21, 1994 were $39,687,000 Certificates Series 1994A-5, which bear interest at a stated rate of 10.05% per annum and have a final scheduled remittance date of November 1, 2019. These Certificates were issued by Pass-Through Trust Series 1994A-5, the property of which consists of eight mortgage notes in the aggregate principal amount of $39,687,000, including three mortgage notes in the aggregate principal amount of $21,186,000 secured by mortgages on three projects in the State of California. The mortgage notes have a stated interest rate of 10.05% but provide that if the stated interest rate exceeds the maximum rate permitted by law the latter rate shall apply. By their terms, the mortgage notes are governed by the laws of the State of New York, where the Pass-Through Trustee (payee of the notes) has its principal office. The maximum legal rate of interest in California (subject to exceptions which may or may not be applicable) is 10% per annum. In New York there is no ceiling on the rate of interest applicable to the mortgage notes held by Pass-Through Trust 1994A-5; and if the parties' choice of governing law is respected by the courts, the 10.05% stated rate is clearly lawful. No assurances can be given, however, that a California Court, if called upon to consider whether the 10.05% stated rate, or the 10.00% California maximum rate, should apply to the mortgage notes given with

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respect to the three California properties would respect the parties' choice of New York as the jurisdiction, whose laws govern the mortgage notes -- including the interest rate provisions.

        Neither the fact that the maximum permissible rate of interest in California is lower than the stated rate of the mortgage notes (and the stated rate of the Certificates Series 1994A-5), nor the fact that no assurances can be given that a California court would respect the parties' choice of law, was disclosed in the Prospectus. These facts were, however, disclosed by Sutro to the Purchaser, which acknowledged such disclosure in writing and agreed not to make any resales of the Certificates until such facts had been publicly disclosed. The purpose of this filing is to make public disclosure of such facts and thereby remedy any disclosure deficiency that may exist by reason of the failure to do so in the Prospectus.
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                                  SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                KMART CORPORATION
                                (Registrant)

Date:   December 6, 1994         By: /s/ NANCIE W. LADUKE
                                     Vice President and Secretary






















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                                   EXHIBIT




                             UNDERWRITING AGREEMENT





                                        November 4, 1994


Sutro & Co. Incorporated
555 South Flower Street, 46th Floor
Los Angeles, CA 90071

Dear Sirs:

                 National Tenant Finance Corporation ("Depositor") proposes to cause United States Trust Company of New York, as trustee ("Trustee") under the several trust agreements (collectively, "Trust Agreements," and each a "Trust Agreement") identified in the Schedule of Trust Agreements annexed hereto as Exhibit A to issue, and Depositor proposes to sell to you, as underwriter, $5,491,000 aggregate principal amount of Mortgage Pass-Through Certificates, in series, as more particularly described in the Schedule of Mortgage Pass-Through Certificates annexed hereto as Exhibit B (the "Certificates") for which you, as underwriter, shall pay the aggregate amount of $5,381,180, less the amounts to be distributed pursuant to Sections 6.1 and 6.2 of this Underwriting Agreement. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the registration statement, dated June 8, 1994, filed by or on behalf of Kmart Corporation ("Kmart") (Registration No. 33-54043) as from time to time amended and supplemented.

                 The Certificates of each series will represent fractional undivided beneficial ownership interests in a single separate trust (a "Trust") established for the benefit of the Certificateholders of such series. Each Certificate will represent a fractional undivided beneficial ownership interest in the assets of one Trust and will have no rights, benefits or interests in respect of any other Trust or the assets held in any other trust. Each Trust will hold two (2) Mortgage Notes evidencing two (2) Mortgage Loans. Each Mortgage Loan will be made by the Depositor to a separate borrower (each a "Borrower") pursuant to a separate Loan Agreement to finance the acquisition of a separate Facility or to provide permanent financing for a Facility and to pay the Borrowers' proportionate shares of the costs of issuance of the Certificates, including the underwriting discount and the expenses provided for in Sections 6.1 and 6.2 of this Underwriting Agreement. Each

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Loan Agreement provides that the Mortgage Loan will be evidenced by two
Mortgage Notes having different maturities. Because Mortgage Notes of different maturities are being issued pursuant to the two Loan Agreements, (i) all of such Mortgage Notes having the same maturity will be held by a separate Pass-Through Trust, and all Mortgage Notes held by each separate Pass-Through Trust will have the same maturity, (ii) each Certificate will evidence a fractional undivided beneficial ownership interest in the assets of the related Pass-Through Trust and will have no rights, benefits or interests in respect of any other Pass-Through Trust Property held in any other Pass-Through Trust, and
(iii) the Collateral securing such Mortgage Notes will be held by a Collateral Trustee for the benefit, pari passu, of all Pass-Through Trusts holding any of the Mortgage Notes secured by such Collateral. The assets held by the Collateral Trust will include with respect to each Facility the following collateral for the Mortgage Notes relating to such Facility: (i) a Mortgage on such Facility; (ii) all of the Depositor's rights under the Loan Agreement pursuant to which the related Mortgage Notes were issued; (iii) an assignment of the related Lease, Lease Payments and, because the Tenant (OfficeMax, Inc.) under each lease is a subsidiary of Kmart (the "Subsidiary"), a Lease Guaranty by Kmart of the lease obligations of such Tenant; (iv) a pledge of certain moneys held in certain funds established pursuant to the Collateral Trust Agreement; (v) a Note Put Agreement requiring the Tenant and Kmart to purchase the related Mortgage Note(s) upon the occurrence of a Triggering Event; (vi) a pledge of certain investments of fund balances held in the Collateral Trust and income earned thereon; and (viii) any other Loan Documents. The Trust Agreement, the Loan Agreement, the Mortgage, the Mortgage Note, the Lease, the Lease Guaranty, the Note Put Agreement, the Pledge Agreement and any other Loan Documents are referred to herein as the "Transaction Documents."

                 Subject to the terms and conditions set forth or incorporated by reference herein, Kmart agrees to cause the Depositor to sell and the Depositor agrees to sell, and you agree to purchase, the principal amounts of Certificates of each series set forth opposite your name in the Schedule of Underwriters annexed hereto as Exhibit C at the purchase price (expressed as a percentage of the principal amount of each series of Certificates) set forth in such schedule.

                 You will pay for the Certificates in immediately available funds upon delivery thereof in book entry form, and payment for the Certificates will be made, at New York, New York no later than 5:00 p.m. (New York time) on November 7, 1994, through the Same Day Funds Settlement System of The Depository Trust Company. The time and date





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of such payment and delivery are hereinafter referred to as the "Closing Date."

                 The Certificates shall have the terms set forth in the Prospectus dated November 4, 1994, as modified by the Definitive Prospectus Supplement dated November 4, 1994.

                 1. Representations and Warranties of Kmart. Kmart represents and warrants to, and agrees with, you as follows:

                          (a) Kmart meets the requirements for the use of Form S-3 under the Securities Act of 1933, as amended (the "Act"), and has filed with the Securities and Exchange Commission (the "Commission") a registration statement (Registration No. 33-54043) on such Form (as amended and supplemented, the "Registration Statement"), including a basic prospectus (the "Basic Prospectus"), for registration under the Act of the offering and sale of mortgage pass through certificates, including the Certificates. Kmart has filed four (4) amendments and one (1) supplement thereto and has used Preliminary Prospectuses and Preliminary Prospectus Supplements, each of which has previously been furnished to you. The Registration Statement has become effective. No stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before, or, to Kmart's knowledge, are threatened by, the Commission. Although the Basic Prospectus does not include all the information with respect to the Certificates and the offering thereof required by the Act and the rules thereunder, the Basic Prospectus includes all such information required by the Act and the rules and regulations thereunder to be included therein as of the Effective Date. Kmart will next file with the Commission pursuant to Rule 424(b)(2) or (5) a definitive prospectus supplement (the "Definitive Prospectus Supplement") to the form of Basic Prospectus included in such registration statement relating to the Certificates and the offering thereof. As filed, such Definitive Prospectus Supplement, together with the Basic Prospectus, shall include all such required information with respect to the Certificates and the offering thereof and, except to the extent you shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond those contained in the Basic Prospectus and any Preliminary Prospectus) as Kmart has





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         advised you, prior to the Execution Time, will be included or made herein.

                          (b) The terms which follow, when used in this Agreement, shall have the meanings indicated. The term "Effective Date" shall mean each date that the Registration Statement and any post-effective amendment or amendments thereto became or become effective. "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto. "Basic Prospectus" shall mean the prospectus referred to in paragraph (a) above contained in the Registration Statement at the Effective Date. "Preliminary Prospectus" shall mean any preliminary prospectus supplement to the Basic Prospectus, which describes the Certificates and the offering thereof and which was or is used prior to filing of the Definitive Prospectus Supplement. "Prospectus" shall mean the Definitive Prospectus Supplement relating to the Certificates that is first filed pursuant to Rule 424(b) after the Execution Time, together with the Basic Prospectus. "Registration Statement" shall mean the registration statement referred to in paragraph (a) above, including incorporated documents, exhibits and financial statements, as amended at the Execution Time (or, if not effective at the Execution Time, in the form in which it shall become effective) and, in the event any post-effective amendment thereto becomes effective prior to the Closing Date (as defined above), shall also mean such registration statement as so amended. Such term shall include any Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A. "Rule 415," "Rule 424," "Rule 430A" and "Regulation S-K" refer to such rules or regulations under the Act. "Rule 430A Information" means information with respect to the Certificates and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A. Any reference herein to the Registration Statement, the Basic Prospectus, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), on or before the Effective Date or the issue date of the Basic Prospectus, any Preliminary Prospectus or the Prospectus, as the case may be; and any reference herein to the terms "amend," "amendment" or "supplement" with respect to the Registration Statement, the Basic Prospectus, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the filing of any document under the Exchange





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         Act after the Effective Date or the issue date of the Basic
         Prospectus, any Preliminary Prospectus or the Prospectus, as the case may be, deemed to be incorporated therein by reference.

                          (c) (i) Each document, if any, filed or to be filed by Kmart pursuant to the Exchange Act prior to the termination of the offering of the Certificates complied or will comply when so filed in all material respects with the Exchange Act and the applicable rules and regulations thereunder; (ii) each part of the Registration Statement, when such part became effective, did not contain, and each such part, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this Section 1(c) do not apply to statements or omissions in the Registration Statement or the Prospectus based upon information furnished to Kmart in writing by you or on your behalf expressly for use therein or to that part of the Registration Statement that shall constitute the statement of eligibility and qualification under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act") of any Trustee on Form T-1;
         (iii) on the Effective Date, and when the Definitive Prospectus Supplement is first filed (if required) in accordance with Rule 424(b), and on the Closing Date (X) the Registration Statement and the Prospectus (and each preliminary prospectus or prospectus supplement filed as part of any amendment to the Registration Statement) did and will comply in all material respects with the applicable requirements of the Act and the Exchange Act and the respective rules thereunder and (Y) at the Closing Date, the Trust Agreement complied in all material respects with the requirements of the Trust Indenture Act and the rules thereunder; and (iv) each of the Transaction Documents to which Kmart is, or is to be, a party conforms in all material respects to the description thereof in the Prospectus.

                          (d) Kmart is a corporation duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Michigan, has the full power and authority and legal right to own and lease the property used by it, to conduct its business as described in the Prospectus and to execute and deliver this Agreement and each Transaction Document to which it is a party and to perform its obligations under this Agreement and each Transaction Document to





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         which it is a party, and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on Kmart and its subsidiaries, taken as a whole.

                          (e) This Agreement and each Transaction Document to which Kmart is a party have been duly authorized, executed and delivered by Kmart and are legal, valid and binding agreements of Kmart, enforceable against Kmart in accordance with their respective terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

                          (f) The execution, delivery and performance by Kmart of this Agreement and each Transaction Document to which it is a party and the consummation by Kmart of the transactions contemplated hereby and thereby (i) do not and will not violate the articles of incorporation or by-laws of Kmart or any order, injunction, ruling or decree by which Kmart is bound, (ii) do not and will not constitute a breach of or a default under any material agreement, indenture, mortgage, lease, note, instrument or arrangement to which Kmart is a party or by which Kmart is bound, and (iii) do not and will not contravene or constitute a material violation of any law, statute, ordinance, rule or regulation to which Kmart is subject, and (iv) have been duly authorized by all necessary corporate action on the part of Kmart, and do not require any stockholder approval.

                          (g) Neither the authorization, execution or delivery by Kmart of this Agreement or any Transaction Document to which it is a party in accordance with the provisions hereof and thereof, nor the consummation by Kmart of any of the transactions contemplated hereby or thereby, requires the consent or the approval of, the giving of notice to, or the registration with, or the taking of any other action in respect of, any federal or state governmental authority or agency, other than (i) registration of the issuance and sale of the Certificates under the Act and under the securities laws of any state in which the Certificates may be offered for sale if the laws of such state requires such action, (ii) the qualification of each of the Trust Agreements





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         under the Trust Indenture Act and (iii) the granting of the application in respect of the Trustee pursuant to Section 305(b)(2) of the Trust Indenture Act.

                          (h)     Price Waterhouse, who certified the
         consolidated financial statements of Kmart and its consolidated subsidiaries for the year ended January 26, 1994, incorporated by reference in the Registration Statement and Prospectus, are independent public accountants as required by the Act and the rules thereunder.

                          (i) The financial statements filed as part of the Registration Statement or included in, or incorporated by reference into, the Basic Prospectus or the Prospectus or Definitive Prospectus Supplement present fairly, and will present fairly, the financial condition and results of operations of the entities purported to be shown thereby, at the dates and for the periods indicated, and have been, and, in the case of financial statements subsequently incorporated by reference, will be, prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved, except as approved by Price Waterhouse.

                          (j) There has not occurred any material adverse change, to Kmart's knowledge, in the condition, financial or otherwise, or in the earnings, business or operations of Kmart and its subsidiaries, taken as a whole, from that set forth in either the most recent annual report on Form 10-K or the most recent quarterly report on Form 10-Q or Form 8-K filed by Kmart with the Commission or the Prospectus.

                          (k)     There are no legal or governmental
         proceedings pending or, to Kmart's knowledge, threatened to which Kmart or any of its subsidiaries is or may become a party or to which any of their respective properties is or may be subject that are required to be described in the Registration Statement or the Prospectus and are not so described or any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement that are not described or filed as required.

                 2. Representations and Warranties of the Depositor. The Depositor represents and warrants to, and agrees with, you as follows:





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                          (a)     The Depositor is a corporation duly
         incorporated, is validly existing as a corporation in good standing under the laws of the State of Delaware, has the full power and authority and legal right to own and lease the property used by it, to conduct its business as described in the Prospectus and to execute and deliver this Agreement and each Transaction Document to which it is a party and to perform its obligations under this Underwriting Agreement and each Transaction Document to which it is a party, and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification.

                          (b)     This Underwriting Agreement and each
         Transaction Document to which it is a party, including each of the Trust Agreements, have been duly authorized, executed and delivered by the Depositor and are legal, valid and binding agreements of the Depositor, enforceable against the Depositor in accordance with their respective terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

                          (c) The Certificates have been duly authorized and, when executed and authenticated in accordance with the Trust Agreements and delivered to and duly paid for by you in accordance with the terms hereof, will be entitled to the benefits of the Trust Agreements, will be validly issued under the Trust Agreements and will be legal, valid and binding obligations of the Trusts, enforceable in accordance with their respective terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

                          (d) The execution, delivery and performance by the Depositor of this Underwriting Agreement and each Transaction Document to which it is a party, including each of the Trust Agreements, and the consummation by the Depositor of the transactions contemplated hereby and thereby (A) do not and will not violate the certificate of incorporation or by- laws (or similar governing instruments) of the Depositor or any





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
         order, injunction, ruling or decree by which the Depositor is bound,
         (B) do not and will not constitute a breach of or a default under any agreement, indenture, mortgage, lease, note, instrument or arrangement to which the Depositor is a party (there being none other than the Transaction Documents and other similar transaction documents described in the Basic Prospectus) or by which the Depositor or any of its property is bound, and (C) do not and will not contravene or constitute a violation of any law, statute, ordinance, rule or regulation to which the Depositor or any of its property is subject, and (D) have been duly authorized by all necessary corporate action on the part of the Depositor, and do not require any stockholder approval or approval or consent of any trustee or holder of any indebtedness or obligations of the Depositor (there being none).

                          (e) Neither the authorization, execution or delivery by the Depositor of this Underwriting Agreement or any Transaction Document to which it is a party in accordance with the provisions hereof or thereof, nor the consummation by the Depositor of any of the transactions contemplated hereby or thereby, requires the consent or the approval of, the giving of notice to, or the registration with, or the taking of any other action in respect of, any federal or state governmental authority or agency, other than (i) registration of the issuance and sale of the Certificates under the Act and under the securities laws of any state in which the Certificates may be offered for sale if the laws of such state requires such action, (ii) the qualification of each of the Trust Agreements under the Trust Indenture Act and (iii) the granting of the application in respect of the Trustee pursuant to Section 305(b)(2) of the Trust Indenture Act.

                          (f)     There are no legal or governmental
         proceedings pending or, to the knowledge of Depositor, threatened to which the Depositor is or may become a party or to which any of its properties is or may be subject.

                 3. Public Offering. Kmart and the Depositor are advised by you that you propose to make a public offering of the Certificates as soon after this Agreement has been entered into as in your judgment is advisable. The terms of the public offering of the Certificates are set forth in the Prospectus.

                 4. Purchase and Delivery. Except as otherwise provided in this Section 4, payment for the Certificates





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
shall be made by wire transfer or certified or official bank check or checks payable to the order of the Trustee in immediately available funds at the time and place set forth above, upon delivery to The Depository Trust Company ("Cede") for your account of the Certificates, registered in the name of Cede, with any transfer taxes payable in connection with the transfer of the Certificates to you duly paid.

                 5. Covenants of Kmart and the Depositor. In further consideration of your agreements contained herein, Kmart and the Depositor severally covenant as follows:

                          (a) To furnish you, without charge, a copy of the Registration Statement (including exhibits thereto and documents incorporated by reference therein) as originally filed electronically in compliance with Regulation S-T of the Act, and, during the period mentioned in paragraph (c) below, as many copies of the Prospectus, any documents incorporated by reference therein and any supplements and amendments thereto or to the Registration Statement as you may reasonably request.

                          (b)     Before amending or supplementing the
         Registration Statement or the Prospectus with respect to the Certificates, to furnish to you, a reasonable amount of time prior to filing such amendment or supplement, a copy of each such proposed amendment or supplement; provided, however, that the foregoing requirement shall not apply to any of Kmart's periodic filings with the Commission required to be filed pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, all of which required filings Kmart hereby agrees timely to make during the period when the Prospectus relating to the Certificates is required to be delivered under the Act, and copies of which filings Kmart will upon request cause to be delivered to you promptly after being filed with the Commission.

                          (c) Subject to the provisions of Section 5(b), if, during such period after the first date of the public offering of the Certificates that the Prospectus is required by law to be delivered in connection with sales by you or a dealer, any event shall occur or condition exist as a result of which it would be necessary to amend or supplement the Prospectus so that the Prospectus as so amended or supplemented will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary to amend or supple-





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
         ment the Prospectus, Kmart shall forthwith prepare, file with the Commission and furnish, at its own expense, to you, such amendments or supplements to the Prospectus so that the Prospectus as so amended or supplemented will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading or so that the Prospectus, as so amended or supplemented, will comply with law.

                          (d) To endeavor to qualify the Certificates for offer and sale under the securities or Blue Sky laws of such jurisdictions as you shall reasonably request, to endeavor to maintain such qualification for so long as the laws of such jurisdictions so require and to notify you of any termination of such qualifications; provided, however, that neither Kmart nor the Depositor shall be obligated so to qualify the Certificates if such qualification requires it to file any general consent to service of process or to qualify as a foreign corporation in any jurisdiction in which it is not so qualified.

                          (e) Kmart will promptly advise you (i) when, prior to the termination of the offering of the Certificates, any amendment to the Registration Statement shall have been filed or become effective, (ii) of any request by the Commission for any amendment to the Registration Statement or supplement to the Prospectus or for additional information, (iii) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceedings for that purpose and (iv) of the receipt by Kmart of any notification with respect to the suspension of the qualification of the Certificates for sale in any jurisdiction with the initiation or threatening of any proceeding for such purpose. Kmart will use its best efforts to prevent the issuance of any stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

                 6.       Expenses.

                          6.1     Sutro & Co. Incorporated ("Sutro") has
advanced or incurred, or shall advance or incur, expenses incident to the shelf registration by Kmart of $250,000,000 of securities (of which the specific Certificates covered by this Underwriting Agreement are a part), including (i) those incurred in connection with preparation and filing of the Registration Statement and amendments thereto, the Basic Prospectus (and preliminary versions thereof), and all exhibits thereto (including the basic forms of underwriting agreement and Transaction Documents), (ii) the filing fee paid to the Commission in respect of such registration, (iii) the related fees, disbursements and other charges of Kmart's counsel, (iv) the related fees, disbursements and other charges of special counsel to the Depositor, (v) the related fees, disbursements and other charges of special counsel to Sutro, and
(vi) the printing and delivery to you in quantities as hereinabove stated of copies of the Registration Statement, the amendments thereto and the Basic Prospectus. Sutro shall be reimbursed for the expenses advanced or incurred by it by the allowance to Sutro of a shelf filing expense recovery fee of 0.25% of the principal amount of all securities included in the shelf registration.
Such allowance shall be deducted from the purchase price of all such securities and be retained by, and/or paid to, Sutro. The amount so to be retained in respect of the specific securities covered by this Underwriting Agreement is $13,727.50.

                          6.2     In addition to the expenses to be deducted
pursuant to Section 6.1, the sum of the following expenses incident to the proposed sale of Certificates contemplated by this Underwriting Agreement, including (i) expenses in connection with the preparation of any amendments to the Registration Statement that relate specifically to the sale of such Certificates, the Definitive Prospectus Supplement (and any preliminary versions thereof) and any exhibits to any thereof (including, without limitation, this Underwriting Agreement), (ii) the preparation, issuance and delivery of such Certificates, (iii) the fees, disbursements and other charges of Kmart's counsel, (iv) the fees, disbursements and other charges of special counsel to the Depositor, (v) the fees, disbursements and other charges of local counsel, (vi) the first year's fees of the Trustee(s), (vii) any fees charged by rating agencies for the rating of such Certificates, (viii) the printing and delivery to you in quantities as hereinabove stated of copies of the relevant amendments to the Registration Statement and of the Definitive Prospectus Supplement (and any preliminary versions thereof) and any amendments or supplements thereto, and (ix) the printing and delivery to you of copies of each of the Trust Agreements and any Blue Sky Memorandum, shall be deducted and paid from the proceeds of sale of the Certificates; provided, however, that the maximum amount of expenses so to be deducted and paid pursuant to this Section
6.2 shall be $50,000 multiplied by the number of projects to be financed by the sale of such Certificates. Notwithstanding the foregoing provisions of this
Section 6.2, you have agreed to deduct only $12,733.50 from the proceeds of the specific securities that are covered by this Underwriting Agreement and to accept such sum in full satisfaction of your reimbursement rights under this Section 6.2 with respect to such securities.
                          6.3     The Depositor shall cause each Borrower to
whom a Mortgage Loan is made to bear its proportionate share of the costs of issuance of the Certificates (i.e., the underwriting discount, the shelf expense recovery fee provided for in Section 6.1 and the expenses to be deducted pursuant to Section 6.2). Each Borrower as a condition to receiving a Mortgage Loan shall authorize the Depositor to apply a portion of the related Mortgage Loan amount to payment of the Borrower's proportionate share of such costs of issuance by agreeing that you may withhold from the proceeds of sale of the Certificates, such Borrower's proportionate share of the underwriting discount and the amount provided for in Sections 6.1 and 6.2.

                 7. Conditions to Closing. Your several obligations will be subject to the accuracy of the representations and warranties on the part of Kmart and the Depositor herein on the date hereof and on the Closing Date, to the accuracy of the statements of officers of Kmart and the Depositor made in each certificate furnished pursuant to the provisions hereof, to the performance and observance by Kmart, the Subsidiary, the Trustee and the Depositor of all covenants and agreements contained in the Transaction Documents on their part to be performed and observed and to the following additional conditions precedent:

                          (a) Subsequent to the execution and delivery of this Agreement and the most recent quarterly report on Form 10-Q filed by Kmart with the Commission and prior to the Closing Date,

                                  (i)      no stop order suspending the
                 effectiveness of the Registration Statement shall be in effect and no proceedings for that purpose shall have been instituted or threatened;

                                 (ii)      there shall not have occurred any
                 change, or any event reasonably likely to result in any change, in (x) the letter or letters referred to in Section 7(e) or (y) the condition, financial or otherwise, or in the earnings, business or operations, of Kmart and its subsidiaries, taken as a whole, from that set forth in such Form 10-K, Form 10-Q, Form 8-K or the Prospectus, as amended or supplemented through the date hereof that, in your reasonable judgment, is material and adverse and that makes it, in your reasonable judgment, impracticable to market the Certificates on the terms and in the manner contemplated in the Prospectus, as so amended or supplemented;

                             (iii)         there shall not have occurred any
                 (A) suspension or material limitation of trading, either generally or of any securities of Kmart, on or by, as the case may be, the New York Stock Exchange or the Chicago Stock Exchange, (B) suspension of trading of any securities of Kmart on any exchange or in any over-the-counter market, (C) declaration of a general moratorium on commercial banking activities in New York by either Federal or New York State authorities or (D) any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in your reasonable judgment, is material and adverse and, in the case of any of the events described in clauses
                 (iii)(A) through (D), such event, singly or together with any other event, makes it, in your reasonable judgment, impracticable to market the Certificates on the terms and in the manner contemplated by the Prospectus, as amended or supplemented; and

                              (iv)         other than as disclosed in the
                 Prospectus, there shall not have been any downgrading, or any notice given of any intended or potential downgrading, or review or possible change that does not indicate the direction of the possible change, in the rating accorded any of Kmart's securities by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Act.

                          (b)     You shall have received on the Closing Date:

                                       (i)   An opinion of A.N. Palizzi, Esq.,
                 Executive Vice President and General Counsel of Kmart, dated as of such date, addressed to you in form and substance satisfactory to you to the effect that:

                                         (1)     Kmart is a corporation duly
                          organized and validly existing as a corporation in good standing under the laws of the State of Michigan.

                                         (2)     Kmart is duly authorized by its
                          Articles of Incorporation, as amended, to conduct the business which it is described in the Prospectus (or in any document incorporated therein by reference) as conducting.

                                        (3)     The Transaction Documents to
                          which Kmart is a party and this Agreement have each been duly authorized, executed and delivered by Kmart.

                                        (4)     To such counsel's knowledge, no
                          further approval, authorization, consent or other order of any governmental body (other than in connection or compliance with the provisions of the securities or blue sky laws of any jurisdiction) is legally required to permit the execution, delivery and performance by Kmart of the Transaction Documents to which it is a party and this Agreement.

                                        (5)     The execution, delivery and
                          performance by Kmart of each of the Transaction Documents to which it is a party and this Agreement
                          (A) will not violate any provision of Kmart's Articles of Incorporation or By-laws, each as amended, (B) will not, to such counsel's knowledge, violate any provisions of, or constitute a default under, or (except as contemplated by the Transaction Documents) result in the creation or imposition of any lien, charge or encumbrance on, or security interest in, any of the assets of Kmart pursuant to the provision of, any mortgage, indenture, contract, agreement or other undertaking to which Kmart is a party or which purports to be binding upon Kmart and which is, or is required to be, filed by Kmart with the Commission pursuant to the Act or the Exchange Act and (C) to such counsel's knowledge will not violate any provision of any state law or regulation applicable to Kmart (other than state securities or blue sky laws, upon which such counsel need not pass) or, to such counsel's knowledge, any provision of any order, writ, judgment or decree of any governmental instrumentality applicable to Kmart.

                                    (ii)  An opinion of Dickinson, Wright,
                 Moon, Van Dusen & Freeman, counsel for Kmart, dated as of such date, addressed to you in form and substance satisfactory to you to the effect that:

                                        (1)     Each of the Transaction
                          Documents to which Kmart or a Subsidiary is a party conforms in all material respects to the descriptions thereof contained in the Prospectus.

                                        (2)     Except as to the financial
                          statements and other financial or statistical data contained or incorporated by reference therein and in the Statement[s] of Eligibility and Qualification under the Trust Indenture Act (each a "Form T-1") of the Trustee(s), and the sections contained in the Registration Statement and Prospectus under the headings "CERTAIN FEDERAL INCOME TAX CONSEQUENCES," "PROSPECTUS SUMMARY - Federal Income Tax Consequences" and "ERISA CONSIDERATIONS," upon which such counsel is not required to state a belief, the Registration Statement, at the time it became effective, and the Prospectus complied as to form in all material respects with the applicable requirements of the Securities Act and (except with respect to the parts of the Registration Statement that constitute the statements of eligibility and qualification of the Trustees under the Trust Agreements, upon which such counsel need not opine) the Trust Indenture Act, and the applicable instructions, rules and regulations promulgated by the Commission thereunder or pursuant to said instructions, rules and regulations are deemed to comply therewith; and, with respect to the documents or portions thereof filed with the Commission pursuant to the Exchange Act, and incorporated by reference in the Prospectus pursuant to Item 12 of Form S-3, such documents or portions thereof, on the date first filed with the Commission, complied as to form in all material respects with the applicable provisions of the Exchange Act, and the applicable instructions, rules and regulations promulgated by the Commission thereunder or pursuant to said instructions, rules and regulations are deemed to comply therewith; the Registration Statement has become and is effective under the Securities Act; and, to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for a stop order with respect thereto are pending or threatened under Section 8(d) of the Act.

                                  Such opinion may state that in passing upon
                 the forms of the Registration Statement and the Prospectus, such counsel assumes the correctness, completeness and fairness of the statements made by Kmart and the Depositor and information included or incorporated by reference in the Registration Statement and the Prospectus and any representations of Kmart or the Depositor contained in this Agreement and that they take no responsibility therefor. The opinion should also state that, in connection with the preparation of the Registration Statement and the Prospectus, such counsel has had discussions with certain of Kmart's officers and representatives, with other counsel for Kmart, with counsel for the Depositor, with Price Waterhouse, the independent certified public accountants who audited certain of the financial statements incorporated by reference in the Registration Statement, and with the Underwriters' representatives, and that such counsel's examination of the Registration Statement and the Prospectus and its discussions did not disclose to them any information which gives them reason to believe that, at the Effective Date, the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or that the Prospectus, as of the date thereof and the date hereof, included or includes any untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Such counsel need not express any belief or opinion as to the financial statements or other financial or statistical data contained or incorporated by reference in the Registration Statement or the Prospectus, applicable antitrust laws, the Form(s) T-1, or the sections of the Prospectus under the heading "CERTAIN FEDERAL INCOME TAX CONSEQUENCES," and "PROSPECTUS SUMMARY -- Federal Income Tax Consequences."

                                     (iii)   An opinion of in-house counsel
                 satisfactory to you the Subsidiary, dated as of such date, addressed to you, in form and substance satisfactory to you to the effect that:

                                          (1)   The Subsidiary is a corporation
                          duly organized and validly existing as a corporation in good standing under the laws of the State of its incorporation.

                                        (2)     The Subsidiary is duly
                          authorized by its Articles of Incorporation, as amended and restated, to conduct the business which it is described in the Prospectus (or in any document incorporated therein by reference) as conducting.

                                        (3)     The Transaction Documents to
                          which such Subsidiary is a party have each been duly authorized, executed and delivered by such Subsidiary.

                                        (4)     To such counsel's knowledge, no
                          further approval, authorization, consent or other order of any governmental body is legally required to permit the execution, delivery and performance by such Subsidiary of the Transaction Documents to which it is a party.

                                        (5)     The execution, delivery and
                          performance by such Subsidiary of each of the Transaction Documents to which it is a party will not violate any provision of such Subsidiary's Articles of Incorporation or By-laws, each as amended.

                                    (iv)  An opinion of Squire, Sanders &
                 Dempsey, special counsel for the Depositor, dated as of such date, addressed to you, in form and substance satisfactory to you to the effect that:

                                        (1)     The Depositor is a corporation
                          duly incorporated and validly existing in good standing under the laws of the State of Delaware.

                                        (2)     The Depositor is duly
                          authorized by its Certificate of Incorporation, as amended, to conduct the business which it is described in the Prospectus (or in any document incorporated therein by reference) as conducting.

                                        (3)     The Transaction Documents to
                          which the Depositor is a party have been duly authorized, executed and delivered by the Depositor.

                                        (4)     This Agreement, and also each
                          of the Transaction Documents governed by New York law to which any one or more of Kmart, any Subsidiary or the Depositor is a party, constitutes the valid and binding agreement of Kmart, such Subsidiary and/or the Depositor, as the case may be, enforceable against Kmart, such Subsidiary and/or the Depositor, as the case may be, in accordance with the respective terms thereof, except, in each case, as enforcement thereof may be limited by bankruptcy, insolvency or other laws affecting enforcement of creditors' rights generally, and subject to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity). In giving the opinion specified in the preceding sentence, Squire, Sanders & Dempsey may state that they have read and relied upon the opinion of A.N. Palizzi, Esq. referred to in Section 7(b)(i), and the opinion of counsel to the Subsidiary referred to in Section 7(b)(iii), to the extent that such opinions are relevant in forming the opinions required by the next preceding sentence.

                                        (5)     The Certificates and the
                          Transaction Documents to which the Depositor is a party conform in all material respects to the descriptions thereof contained in the Prospectus.

                                        (6)     The statements and legal
                          conclusions contained in the Prospectus under the caption "CERTAIN FEDERAL INCOME TAX CONSEQUENCES" are correct, and the discussion thereunder does not omit any considerations that are material to purchasers or holders of the Certificates with respect to the matters covered.

                                        (7)  Except as to the financial
                          statements and other financial or statistical data contained or incorporated by reference therein and in the Statements of Eligibility and Qualification under the Trust Indenture Act (each a "Form T-1") of the Trustee, and the sections contained in the Registration Statement and Prospectus under the headings "AVAILABLE INFORMATION," "INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE," "PROSPECTUS SUMMARY -- The Company," "PROSPECTUS SUMMARY

                          -- Erisa Considerations," "KMART," "KMART CORPORATION SELECTED FINANCIAL INFORMATION" "ERISA CONSIDERATIONS," "PLAN OF DISTRIBUTION" and "EXPERTS," upon which such counsel is not required to state a belief, the Registration Statement, at the time it became effective, and the Prospectus complied as to form in all material respects with the applicable requirements of the Act and (except with respect to the parts of the Registration Statement that constitute the Statements of Eligibility and Qualification of the Trustee under the Trust Agreement, upon which such counsel need not opine) the Trust Indenture Act, and the applicable instructions, rules and regulations promulgated by the Commission thereunder or pursuant to said instructions, rules and regulations are deemed to comply therewith; the Registration Statement has become and is effective under the Act; and, to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for a stop order with respect thereto are pending or threatened under Section 8(d) of the Act.

                          Such opinion may state that in passing upon the forms of the Registration Statement and the Prospectus, such counsel assumes the correctness, completeness and fairness of the statements made by Kmart and information included or incorporated by reference in the Registration Statement and the Prospectus and any representations of Kmart contained in this Agreement and that they take no responsibility therefor. The opinion should also state that, in connection with the preparation of the Registration Statement and the Prospectus, such counsel has had discussions with outside counsel for Kmart, with certain of the Depositor's officers and with the Underwriter's representatives, and that such counsel's examination of the Registration Statement and the Prospectus and its discussion did not disclose to them any information that gives them reason to believe that, at the effective date of the Registration Statement, the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or that the Prospectus, as of the date thereof and the date hereof, included or includes any untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Such counsel need not express any belief or opinion as to the financial statements or other financial or statistical data contained or incorporated by reference in the Registration Statement or the Prospectus, applicable antitrust laws, the Form(s) T-1 or the sections of the Prospectus under the headings "AVAILABLE INFORMATION," "INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE," "PROSPECTUS SUMMARY -- The Company," "PROSPECTUS SUMMARY -- Erisa Considerations," "KMART," "KMART CORPORATION SELECTED FINANCIAL INFORMATION" "ERISA CONSIDERATIONS," "PLAN OF DISTRIBUTION" and "EXPERTS."

                                       (v)   An opinion of counsel licensed to
                 practice law in Arizona and an opinion of counsel authorized to practice law in Florida, that is not governed by New York law (specifically, Arizona and Florida) each of whom shall be satisfactory to you, dated as of such date, each of which opinions shall be addressed to you and satisfactory in form and substance to you, which, among other things, shall be to the effect that each of the Transaction Documents governed by the laws of such jurisdiction to which any one or more of Kmart, any Subsidiary or the Depositor is a party, constitutes the valid and binding agreement of Kmart, such Subsidiary and/or the Depositor, as the case may be, enforceable against Kmart, such Subsidiary and/or the Depositor, as the case may be, in accordance with the respective terms thereof, except, in each case, as enforcement thereof may be limited by bankruptcy, insolvency or other laws affecting enforcement of creditors' rights generally, and subject to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity). In giving the opinion specified in the preceding sentence, such counsel may state that they have read and relied upon the opinion of A.N. Palizzi, Esq. referred to in Section 7(b)(i), the opinions of counsel to the Subsidiar[y] [ies] referred to in Section 7(b)(iii), and the opinion of Squire, Sanders & Dempsey referred to in Section 7(b)(iv), to the extent that such opinions are relevant in forming the opinions required by the next preceding sentence.

                                       (vi)  The favorable opinion of Brown &
                 Wood, counsel for the Trustee, dated as of such date, addressed to you and to Kmart, in form and substance satisfactory to you and Kmart to the effect that:

                                        (1)     The Trustee has been duly
                          incorporated and is validly existing as a banking corporation in good standing under the laws of the State of New York.

                                        (2)     The Trustee has full corporate
                          trust power and authority to enter into and perform its obligations under the Trust Agreements and, on behalf of the Trusts, the obligations under the Transaction Documents to which such Trusts are parties.

                                        (3)     The execution and delivery of
                          the Trust Agreements and, on behalf of the Trusts, each of the Transaction Documents to which a Trust is a party and the performance by the Trustee of the Trustee's obligations under the Trust Agreements, and the Transaction Documents, have been duly authorized by all necessary corporate action of the Trustee, and each has been duly executed and delivered by the Trustee.

                                        (4)     The Trust Agreements and each
                          of the Transaction Documents to which a Trust is a party constitute valid and binding agreements of the Trustee, enforceable against the Trustee in accordance with their terms, subject, as to enforcement of remedies, to applicable bankruptcy, insolvency, reorganization, and other similar laws affecting the rights of creditors generally and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                                        (5)     The execution and delivery by
                          the Trustee of the Trust Agreements and, on behalf of the Trusts, each of the Transaction Documents to which a Trust is a party, and the performance by the Trustee of its obligations thereunder do not conflict with, result in a breach or violation of or constitute a default under, the Certificate of Incorporation or By-laws of the Trustee.

                                        (6)     The Certificates have been duly
                          and validly authorized, executed,
                          authenticated and issued by the Trusts and, when delivered, the Certificates have been validly issued and are entitled to the benefits of the Trust Agreements.

                                     (vii)   An opinion of counsel to each
                 Borrower, dated as of such date, addressed to you, Kmart and the Depositor in form and substance satisfactory to you, Kmart and the Depositor.

                                    (viii)   An opinion of Paul, Weiss,
                 Rifkind, Wharton & Garrison, your counsel, dated as of such date, in a form acceptable to you. Such opinion may state that in passing upon the forms of the Registration Statement and the Prospectus, such counsel assumes the correctness, completeness and fairness of the statements made by Kmart and the Depositor and information included or incorporated by reference in the Registration Statement and the Prospectus and any representations of Kmart or the Depositor contained in this Agreement and that they take no responsibility therefor. The opinion should also state that, in connection with the preparation of the Registration Statement and the Prospectus, such counsel has had discussions with certain of Kmart's officers and representatives, with counsel for Kmart and the Depositor, with Price Waterhouse, the independent certified public accountants who audited certain of the financial statements incorporated by reference in the Registration Statement, and with the Underwriters' representatives, and that such counsel's examination of the Registration Statement and the Prospectus and its discussions did not disclose to them any information which gives them reason to believe that, at the Effective Date, the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or that the Prospectus, as of the date thereof and the date hereof, included or includes any untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Such counsel need not express any belief or opinion as to the financial statements or other financial or statistical data contained or incorporated by reference in the Registration Statement or the Prospectus, applicable antitrust laws, the Trust Indenture Act, the Form(s) T-1, or the sections of the Prospectus under the headings "CERTAIN FEDERAL INCOME TAX CONSEQUENCES," "PROSPECTUS SUMMARY - Federal Income Tax Consequences," or "ERISA CONSIDERATIONS."

                          (c) You shall have received, on the Closing Date, certificates of Kmart and the Depositor, respectively, signed as to each by its respective Chairman of the Board, Treasurer or other Chief Financial Officer, or in the case of the Depositor, any Vice President, dated as of the Closing Date, and in the case of the certificate of the Depositor, addressed to both you and Kmart, to the effect that the signers of such certificate have examined the Registration Statement, the Basic Prospectus, the Prospectus, the Definitive Prospectus Supplement and this Agreement and that:

                                  (i)      the representations and warranties
                 of Kmart or the Depositor, as the case may be, in this Agreement and each of the other Transaction Documents to which it is a party are true and correct in all material respects (except for those representations and warranties that are already subject to a materiality or similar qualification, which shall be true and correct in all respects as so qualified) on and as of the date of such certificate, and Kmart or the Depositor, as the case may be, has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the date of such certificate;

                                 (ii)      no stop order suspending the
                 effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the knowledge of Kmart or the Depositor, as the case may be, threatened;

                                (iii)      there has been no change or any
                 event reasonably likely to result in any change, in the condition, financial or otherwise, or in the earnings, business or operations, of Kmart or the Depositor, as the case may be, and its subsidiaries, if any, taken as a whole, from that set forth in the Prospectus, as amended or supplemented through the date hereof, or the most recent quarterly report of Kmart on Form 10-Q filed with the Commission, that is material and adverse; and

                                 (iv)      no event has occurred that
                 constitutes or is reasonably likely to result in a default under a Lease or a Lease Guaranty or any other Transaction Document to which Kmart or the Depositor, as the case may be, is a party.

                          (d) You shall have received from the Subsidiary a Closing Date certificate signed by its Chairman of the Board, President or any Vice President, and by its Treasurer or other Chief Financial Officer, in the form annexed hereto as Exhibit D.

                          (e) You shall have received on the Closing Date, from Price Waterhouse, Kmart's independent certified public accountants, a letter or letters, dated as of the Closing Date, addressed to both you and Kmart, in form and substance satisfactory to you confirming that they are independent accountants within the meaning of the Act and the Exchange Act and the respective applicable published rules and regulations thereunder, and containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in or incorporated by reference into the Registration Statement and the Prospectus, including, without limitation, those set forth on Exhibit [D] [E].

                          (f) The Depositor shall have received a letter from Standard & Poor's rating the Certificates "BBB-" or better and true copies thereof shall have been provided to you.

                          (g) All conditions specified in each of the Transaction Documents to be performed or satisfied on or prior to the Closing Date shall have been so performed or satisfied on the Closing Date and you shall have received executed copies of all documents delivered in connection therewith.

                          (h) You shall have received on the Closing Date, such appropriate further information, certificates and documents as you may reasonably request.

                          (i) Each of the transactions contemplated herein or in the Prospectus as occurring on or before the Closing Date shall have occurred as anticipated.

                 If any of the conditions specified in this Section 7 shall not have been fulfilled in all material respects when and as provided in this Underwriting Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Underwriting Agreement shall not be in all material respects reasonably satisfactory in form and substance to you and to your counsel, this Agreement and all of your obligations hereunder may be canceled at, or at any time prior to, the Closing Date by you. Notice of such cancellation shall be given to Kmart and the Depositor in writing or by telephone or telegraph confirmed in writing.

                 8.       Indemnification and Contribution.

                          (a)     Kmart agrees to indemnify and hold harmless
you and each person, if any, who controls you within the meaning of either
Section 15 of the Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages or liabilities (including, without limitation, the reasonable fees and expenses of counsel in connection with any investigation or proceeding), whether or not arising from third party claims, arising out of or based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement as originally filed or in any amendment or supplement thereto, or the Prospectus as originally filed or in any amendment or supplement thereto, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) any breach of a representation or warranty or covenant or agreement herein of Kmart; provided, however, that Kmart will not be liable in any such case to the extent that such losses, claims, damages or liabilities are caused by any such untrue statement or alleged untrue statement or omission or alleged omission made therein based upon and in conformity with information furnished in writing to Kmart by or on behalf of you expressly for use therein; and provided, further, that the indemnity agreement described in this subsection shall not inure to the benefit of you or of any person controlling you on account of any such losses, claims, damages, liabilities, expenses or actions arising from the sale of Certificates to any person in respect of the Prospectus, as supplemented or amended (excluding, however, any document then incorporated or deemed incorporated by reference therein pursuant to Item 12 of Form S-3) furnished by you to a person to whom any of the Certificates were sold, insofar as such indemnity relates to any untrue or misleading statement or omission made in a Preliminary Prospectus or the Prospectus but eliminated or remedied prior to the consummation of such sale in the Prospectus, or any amendment or supplement thereto furnished pursuant to Section 5 hereof, respectively, unless a copy of such amendment or supplement is furnished by you to such person (i) with or prior to the written confirmation of the sale involved or (ii) as soon as available after such written confirmation.

                          (b)     You agree, to indemnify and hold harmless
Kmart, its directors, its officers who signed the Registration Statement and each person, if any, who controls Kmart within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from Kmart to you, but only with reference to the respective information relating to you, as the case may be, furnished in writing by or on behalf of you expressly for use in the Registration Statement, the Prospectus or any amendments or supplements thereto.

                          (c)     If any proceeding (including any governmental
investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to either paragraph (a) or (b) above, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing of the institution of such proceeding and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the parties to any such proceeding (including any impleaded parties) include both the indemnifying party (or any other person represented by such counsel) and the indemnified party, and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. Except as provided in the preceding sentence, it is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses as are reimbursable hereunder shall be reimbursed as they are incurred. In the case of parties indemnified pursuant to paragraph (a) above, such separate firm shall be designated in writing by you, and by Kmart in the case of parties indemnified pursuant to paragraph (b) above. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

                          (d)     If the indemnification provided for in
paragraph (a) or (b) of this Section 8 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by Kmart and/or the Subsidiary (and/or the Trusts) on the one hand and you on the other from the offering of the Certificates or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of Kmart on the one hand and of you on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by Kmart (and/or the Subsidiary and the Trusts) on the one hand and you on the other in connection with the offering of the Certificates shall be deemed to be in the same proportion as the total net proceeds from the offering of the Certificates (before deducting expenses) received by Kmart (and/or the Subsidiary and the Trusts) bears to the total commissions received by you in respect thereof. The relative fault of Kmart on the one hand and of you on the other, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by or on behalf of Kmart or by or on behalf of you and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. For purposes of this Section 8, each person who controls you within the meaning of the Act shall have the same rights to contribution as you, and each person who controls Kmart within the meaning of either the Act or the Exchange Act, each officer of Kmart who shall have signed the Registration Statement and each director of Kmart shall have the same rights to contribution as Kmart, subject in each case to the provisions of this paragraph (d) and paragraph (e). Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding (including any governmental investigation) against such party in respect of which a claim for contribution may be made against another party or parties under this paragraph (d), notify such party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have hereunder or otherwise than under this paragraph (d), except and only to the extent that the party or parties is materially prejudiced thereby.

                          (e)     Kmart and you agree that it would not be just
and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation or by any other method of allocation that does not take account of the considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8, you shall not be required to contribute any amount in excess of the amount by which the total price at which the Certificates underwritten by you and distributed to the public were offered to the public exceeds the amount of any damages that you have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 8 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

                 The indemnity and contribution provisions contained in this
Section 8 and the representations and warranties and covenants and agreements of Kmart and the Depositor contained herein shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on your behalf, or on behalf of any person controlling you or by or on behalf of Kmart, its directors or officers or any person controlling Kmart and (iii) acceptance and payment for any of the Certificates.

                 9. Termination. This Agreement shall be subject to termination, by notice given by you to Kmart, if after the execution and delivery of this Agreement and prior to the Closing Date (i) there has been any material adverse change in the condition, financial or otherwise, or in the earnings, business or operations of Kmart and its subsidiaries, taken as a whole, or (ii) there has occurred any outbreak or escalation of hostilities or other calamity or crisis the effect of which on the financial markets of the United States is such as to make it, in your judgment, impracticable to market the Certificates, or (iii) trading in securities, either generally or of Kmart, on the New York Stock Exchange has been suspended or materially limited or if a general moratorium on commercial banking activities has been declared by either Federal or New York State authorities, or (iv) except as disclosed in the Prospectus, there has been any downgrading, or any notice given of any intended or potential downgrading, in the rating accorded any of Kmart's securities by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Act, or (v) all of the conditions of Section 7 shall not have been fulfilled.

                 10. Miscellaneous. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

                 This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

                 11. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to you at the address set forth above (telecopy no.: 213-624-5263); if sent to Kmart, will be mailed, delivered or telecopied to it at 3100 West Big Beaver Road, Troy, Michigan 48084 (telecopy no. 810-643-5398), attention of Executive Vice President and Chief Financial Officer (with a copy to the General Counsel); and if sent to the Depositor, will be mailed, delivered or telecopied to it at 40 North Central Avenue, Suite 2700, Phoenix, Arizona 85004 (telecopy no. 602-253-8129), attention of Secretary, with a copy to Squire Sanders & Dempsey, 40 North Central Avenue, Suite 2700, Phoenix, Arizona 85004, attention of Norman C. Storey, Esq.

                 12. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 8 hereof, and no other person will have any right or obligation hereunder.

                 13. Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

                 Please confirm your agreement by having an authorized officer sign a copy of this Agreement in the space set forth below.

                                  Very truly yours,

                                  KMART CORPORATION



                                  By:
                                     ------------------------------------------
                                     Name:
                                     Title:


                                  NATIONAL TENANT FINANCE CORPORATION



                                  By:
                                     ------------------------------------------
                                     Name:
                                     Title:


Accepted:

SUTRO & CO. INCORPORATED



By:
   ------------------------------------
   Name:  John F. Stiepel
   Title:  Senior Vice President

                                   EXHIBIT




                             UNDERWRITING AGREEMENT





                                               November 16, 1994


Sutro & Co. Incorporated
555 South Flower Street, 46th Floor
Los Angeles, CA 90071

Dear Sirs:

                 National Tenant Finance Corporation ("Depositor") proposes to cause United States Trust Company of New York, as trustee ("Trustee") under the several trust agreements (collectively, "Trust Agreements," and each a "Trust Agreement") identified in the Schedule of Trust Agreements annexed hereto as Exhibit A to issue, and Depositor proposes to sell to you, as underwriter, $63,988,000 aggregate principal amount of Mortgage Pass-Through Certificates, in series, as more particularly described in the Schedule of Mortgage Pass-Through Certificates annexed hereto as Exhibit B (the "Certificates") for which you, as underwriter, shall pay the aggregate amount of $63,028,180, less the amounts to be distributed pursuant to Sections 6.1 and 6.2 of this Underwriting Agreement. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the registration statement, dated June 8, 1994, filed by or on behalf of Kmart Corporation ("Kmart") (Registration No. 33-54043) as from time to time amended and supplemented.

                 The Certificates of each series will represent fractional undivided beneficial ownership interests in a single separate trust (a "Trust") established for the benefit of the Certificateholders of such series. Each Certificate will represent a fractional undivided beneficial ownership interest in the assets of one Trust and will have no rights, benefits or interests in respect of any other Trust or the assets held in any other trust. Each Trust (other than the Trust created by Pass-Through Trust Agreement dated November 10, 1994 in respect of Mortgage Pass-Through Certificates Series 1994 A-4) will hold two or more Mortgage Notes evidencing two or more Mortgage Loans. Each Mortgage Loan will be made by the Depositor to a separate borrower (each a "Borrower") pursuant to a separate Loan Agreement to finance the acquisition of a separate Facility or to provide permanent financing for a Facility and to pay the Borrowers' proportionate shares of the costs of issuance of the Certificates, including the underwriting discount and the expenses provided for in Sections 6.1 and

6.2 of this Underwriting Agreement. Each Loan Agreement provides that the Mortgage Loan will be evidenced by two Mortgage Notes having different maturities. Because Mortgage Notes of different maturities are being issued pursuant to the two Loan Agreements, (i) all of such Mortgage Notes having the same maturity will be held by a separate Pass-Through Trust, and all Mortgage Notes held by each separate Pass-Through Trust will have the same maturity,
(ii) each Certificate will evidence a fractional undivided beneficial ownership interest in the assets of the related Pass-Through Trust and will have no rights, benefits or interests in respect of any other Pass-Through Trust Property held in any other Pass-Through Trust, and (iii) the Collateral securing such Mortgage Notes will be held by a Collateral Trustee for the benefit, pari passu, of all Pass-Through Trusts holding any of the Mortgage Notes secured by such Collateral. The assets held by the Collateral Trust will include with respect to each Facility the following collateral for the Mortgage Notes relating to such Facility: (i) a Mortgage on such Facility; (ii) all of the Depositor's rights under the Loan Agreement pursuant to which the related Mortgage Notes were issued; (iii) an assignment of the related Lease, Lease Payments and, because the Tenant under each lease is a subsidiary of Kmart (a "Subsidiary"), a Lease Guaranty by Kmart of the lease obligations of such Tenant; (iv) a pledge of certain moneys held in certain funds established pursuant to the Collateral Trust Agreement; (v) a Note Put Agreement requiring the Tenant and Kmart to purchase the related Mortgage Note(s) upon the occurrence of a Triggering Event; (vi) a pledge of certain investments of fund balances held in the Collateral Trust and income earned thereon; and (viii) any other Loan Documents. The Trust Agreement, the Loan Agreement, the Mortgage, the Mortgage Note, the Lease, the Lease Guaranty, the Note Put Agreement, the Pledge Agreement and any other Loan Documents are referred to herein as the "Transaction Documents."

                 Subject to the terms and conditions set forth or incorporated by reference herein, Kmart agrees to cause the Depositor to sell and the Depositor agrees to sell, and you agree to purchase, the principal amounts of Certificates of each series set forth opposite your name in the Schedule of Underwriters annexed hereto as Exhibit C at the purchase price (expressed as a percentage of the principal amount of each series of Certificates) set forth in such schedule.

                 You will pay for the Certificates in immediately available funds upon delivery thereof in book entry form, and payment for the Certificates will be made, at New York, New York no later than 5:00 p.m. (New York time) on November 21, 1994, through the Same Day Funds Settlement System of The Depository Trust Company. The time and date of such payment and delivery are hereinafter referred to as the "Closing Date."

                 The Certificates shall have the terms set forth in the Prospectus dated November 4, 1994, as modified by the Definitive Prospectus
Supplement dated November   , 1994.

                 1. Representations and Warranties of Kmart. Kmart represents and warrants to, and agrees with, you as follows:

                          (a)     Kmart meets the requirements for the use of
Form S-3 under the Securities Act of 1933, as amended (the "Act"), and has filed with the Securities and Exchange Commission (the "Commission") a registration statement (Registration No. 33-54043) on such Form (as amended and supplemented, the "Registration Statement"), including a basic prospectus (the "Basic Prospectus"), for registration under the Act of the offering and sale of mortgage pass through certificates, including the Certificates. Kmart has filed four (4) amendments and one (1) supplement thereto and has used Preliminary Prospectuses and Preliminary Prospectus Supplements, each of which has previously been furnished to you. The Registration Statement has become effective. No stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before, or, to Kmart's knowledge, are threatened by, the Commission. Although the Basic Prospectus does not include all the information with respect to the Certificates and the offering thereof required by the Act and the rules thereunder, the Basic Prospectus includes all such information required by the Act and the rules and regulations thereunder to be included therein as of the Effective Date. Kmart will next file with the Commission pursuant to Rule 424(b)(2) or (5) a definitive prospectus supplement (the "Definitive Prospectus Supplement") to the form of Basic Prospectus included in such registration statement relating to the Certificates and the offering thereof. As filed, such Definitive Prospectus Supplement, together with the Basic Prospectus, shall include all such required information with respect to the Certificates and the offering thereof and, except to the extent you shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond those contained in the Basic Prospectus and any Preliminary Prospectus) as Kmart has advised you, prior to the Execution Time, will be included or made herein.

                          (b)     The terms which follow, when used in this
Agreement, shall have the meanings indicated. The term "Effective Date" shall mean each date that the Registration

Statement and any post-effective amendment or amendments thereto became or become effective. "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto. "Basic Prospectus" shall mean the prospectus referred to in paragraph (a) above contained in the Registration Statement at the Effective Date. "Preliminary Prospectus" shall mean any preliminary prospectus supplement to the Basic Prospectus, which describes the Certificates and the offering thereof and which was or is used prior to filing of the Definitive Prospectus Supplement. "Prospectus" shall mean the Definitive Prospectus Supplement relating to the Certificates that is first filed pursuant to Rule 424(b) after the Execution Time, together with the Basic Prospectus. "Registration Statement" shall mean the registration statement referred to in paragraph (a) above, including incorporated documents, exhibits and financial statements, as amended at the Execution Time (or, if not effective at the Execution Time, in the form in which it shall become effective) and, in the event any post-effective amendment thereto becomes effective prior to the Closing Date (as defined above), shall also mean such registration statement as so amended. Such term shall include any Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A. "Rule 415," "Rule 424," "Rule 430A" and "Regulation S-K" refer to such rules or regulations under the Act. "Rule 430A Information" means information with respect to the Certificates and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A. Any reference herein to the Registration Statement, the Basic Prospectus, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), on or before the Effective Date or the issue date of the Basic Prospectus, any Preliminary Prospectus or the Prospectus, as the case may be; and any reference herein to the terms "amend," "amendment" or "supplement" with respect to the Registration Statement, the Basic Prospectus, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date or the issue date of the Basic Prospectus, any Preliminary Prospectus or the Prospectus, as the case may be, deemed to be incorporated therein by reference.

                          (c)     (i) Each document, if any, filed or to be
filed by Kmart pursuant to the Exchange Act prior to the termination of the offering of the Certificates complied or will comply when so filed in all material respects with the Exchange Act and the applicable rules and regulations thereunder; (ii) each part of the Registration Statement, when such part became effective, did not contain, and each such part, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this Section 1(c) do not apply to statements or omissions in the Registration Statement or the Prospectus based upon information furnished to Kmart in writing by you or on your behalf expressly for use therein or to that part of the Registration Statement that shall constitute the statement of eligibility and qualification under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act") of any Trustee on Form T-1; (iii) on the Effective Date, and when the Definitive Prospectus Supplement is first filed (if required) in accordance with Rule 424(b), and on the Closing Date (X) the Registration Statement and the Prospectus (and each preliminary prospectus or prospectus supplement filed as part of any amendment to the Registration Statement) did and will comply in all material respects with the applicable requirements of the Act and the Exchange Act and the respective rules thereunder and (Y) at the Closing Date, the Trust Agreements complied in all material respects with the requirements of the Trust Indenture Act and the rules thereunder; and (iv) each of the Transaction Documents to which Kmart is, or is to be, a party conforms in all material respects to the description thereof in the Prospectus.

                          (d)     Kmart is a corporation duly incorporated, is
validly existing as a corporation in good standing under the laws of the State of Michigan, has the full power and authority and legal right to own and lease the property used by it, to conduct its business as described in the Prospectus and to execute and deliver this Agreement and each Transaction Document to which it is a party and to perform its obligations under this Agreement and each Transaction Document to which it is a party, and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on Kmart and its subsidiaries, taken as a whole.

                          (e)     This Agreement and each Transaction Document
to which Kmart is a party have been duly authorized, executed and delivered by Kmart and are legal, valid and binding agreements of Kmart, enforceable against Kmart in accordance with their respective terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

                          (f)     The execution, delivery and performance by
Kmart of this Agreement and each Transaction Document to which it is a party and the consummation by Kmart of the transactions contemplated hereby and thereby (i) do not and will not violate the articles of incorporation or by-laws of Kmart or any order, injunction, ruling or decree by which Kmart is bound, (ii) do not and will not constitute a breach of or a default under any material agreement, indenture, mortgage, lease, note, instrument or arrangement to which Kmart is a party or by which Kmart is bound, and (iii) do not and will not contravene or constitute a material violation of any law, statute, ordinance, rule or regulation to which Kmart is subject, and (iv) have been duly authorized by all necessary corporate action on the part of Kmart and do not require any stockholder approval.

                          (g)     Neither the authorization, execution or
delivery by Kmart of this Agreement or any Transaction Document to which it is a party in accordance with the provisions hereof and thereof, nor the consummation by Kmart of any of the transactions contemplated hereby or thereby, requires the consent or the approval of, the giving of notice to, or the registration with, or the taking of any other action in respect of, any federal or state governmental authority or agency, other than (i) registration of the issuance and sale of the Certificates under the Act and under the securities laws of any state in which the Certificates may be offered for sale if the laws of such state requires such action, (ii) the qualification of each of the Trust Agreements under the Trust Indenture Act and (iii) the granting of the application in respect of the Trustee pursuant to Section 305(b)(2) of the Trust Indenture Act.

                          (h)     Price Waterhouse, who certified the
consolidated financial statements of Kmart and its consolidated subsidiaries for the year ended January 26, 1994, incorporated by reference in the Registration Statement and Prospectus, are independent public accountants as required by the Act and the rules thereunder.

                          (i)     The financial statements filed as part of the
Registration Statement or included in, or incorporated by reference into, the Basic Prospectus or the Prospectus or Definitive Prospectus Supplement present fairly, and will present fairly, the financial condition and results of operations of the entities purported to be shown thereby, at the dates and for the periods indicated, and have been, and, in the case of financial statements subsequently incorporated by reference, will be, prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved, except as approved by Price Waterhouse.

                          (j)     There has not occurred any material adverse
change, to Kmart's knowledge, in the condition, financial or otherwise, or in the earnings, business or operations of Kmart and its subsidiaries, taken as a whole, from that set forth in either the most recent annual report on Form 10-K or the most recent quarterly report on Form 10-Q or Form 8-K filed by Kmart with the Commission or the Prospectus.

                          (k)     There are no legal or governmental
proceedings pending or, to Kmart's knowledge, threatened to which Kmart or any of its subsidiaries is or may become a party or to which any of their respective properties is or may be subject that are required to be described in the Registration Statement or the Prospectus and are not so described or any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement that are not described or filed as required.

                 2. Representations and Warranties of the Depositor. The Depositor represents and warrants to, and agrees with, you as follows:

                          (a)     The Depositor is a corporation duly
incorporated, is validly existing as a corporation in good standing under the laws of the State of Delaware, has the full power and authority and legal right to own and lease the property used by it, to conduct its business as described in the Prospectus and to execute and deliver this Agreement and each Transaction Document to which it is a party and to perform its obligations under this Underwriting Agreement and each Transaction Document to which it is a party, and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification.

                          (b)     This Underwriting Agreement and each
Transaction Document to which it is a party, including each of the Trust Agreements, have been duly authorized, executed and delivered by the Depositor and are legal, valid and binding agreements of the Depositor, enforceable against the Depositor in accordance with their respective terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

                          (c)     The Certificates have been duly authorized
and, when executed and authenticated in accordance with the Trust Agreements and delivered to and duly paid for by you in accordance with the terms hereof, will be entitled to the benefits of the Trust Agreements, will be validly issued under the Trust Agreements and will be legal, valid and binding obligations of the Trusts, enforceable in accordance with their respective terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

                          (d)     The execution, delivery and performance by
the Depositor of this Underwriting Agreement and each Transaction Document to which it is a party, including each of the Trust Agreements, and the consummation by the Depositor of the transactions contemplated hereby and thereby (A) do not and will not violate the certificate of incorporation or by-laws (or similar governing instruments) of the Depositor or any order, injunction, ruling or decree by which the Depositor is bound, (B) do not and will not constitute a breach of or a default under any agreement, indenture, mortgage, lease, note, instrument or arrangement to which the Depositor is a party (there being none other than the Transaction Documents and other similar transaction documents described in the Basic Prospectus) or by which the Depositor or any of its property is bound, and (C) do not and will not contravene or constitute a violation of any law, statute, ordinance, rule or regulation to which the Depositor or any of its property is subject, and (D) have been duly authorized by all necessary corporate action on the part of the Depositor, and do not require any stockholder approval or approval or consent of any trustee or holder of any indebtedness or obligations of the Depositor (there being none).

                          (e)     Neither the authorization, execution or
delivery by the Depositor of this Underwriting Agreement or any Transaction Document to which it is a party in accordance with the provisions hereof or thereof, nor the consummation by the Depositor of any of the transactions contemplated hereby or thereby, requires the consent or the approval of, the giving of notice to, or the registration with, or the taking of any other action in respect of, any federal or state governmental authority or agency, other than (i) registration of the issuance and sale of the Certificates under the Act and under the securities laws of any state in which the Certificates may be offered for sale if the laws of such state requires such action, (ii) the qualification of each of the Trust Agreements under the Trust Indenture Act and (iii) the granting of the application in respect of the Trustee pursuant to Section 305(b)(2) of the Trust Indenture Act.

                          (f)     There are no legal or governmental
proceedings pending or, to the knowledge of Depositor, threatened to which the Depositor is or may become a party or to which any of its properties is or may be subject.

                 3. Public Offering. Kmart and the Depositor are advised by you that you propose to make a public offering of the Certificates as soon after this Agreement has been entered into as in your judgment is advisable. The terms of the public offering of the Certificates are set forth in the Prospectus.

                 4. Purchase and Delivery. Except as otherwise provided in this Section 4 or as agreed to by you and the undersigned, payment for the Certificates shall be made in immediately available funds upon delivery thereof in book entry form, and payment for the Certificates will be made, at New York, New York no later than 5:00 p.m. (New York time) on November 21, 1994, through the Same Day Funds Settlement System of the Depository Trust Company.

                 5. Covenants of Kmart and the Depositor. In further consideration of your agreements contained herein, Kmart and the Depositor severally covenant as follows:

                          (a)     To furnish you, without charge, a copy of the
Registration Statement (including exhibits thereto and documents incorporated by reference therein) as originally filed electronically in compliance with Regulation S-T of the Act, and, during the period mentioned in paragraph (c) below, as many copies of the Prospectus, any documents incorporated by reference therein and any supplements and amendments thereto or to the Registration Statement as you may reasonably request.

                          (b)     Before amending or supplementing the
Registration Statement or the Prospectus with respect to the Certificates, to furnish to you, a reasonable amount of time prior to filing such amendment or supplement, a copy of each such proposed amendment or supplement; provided, however, that the foregoing requirement shall not apply to any of Kmart's periodic filings with the Commission required to be filed pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, all of which required filings Kmart hereby agrees timely to make during the period when the Prospectus relating to the Certificates is required to be delivered under the Act, and copies of which filings Kmart will upon request cause to be delivered to you promptly after being filed with the Commission.

                          (c)     Subject to the provisions of Section 5(b),
if, during such period after the first date of the public offering of the Certificates that the Prospectus is required by law to be delivered in connection with sales by you or a dealer, any event shall occur or condition exist as a result of which it would be necessary to amend or supplement the Prospectus so that the Prospectus as so amended or supplemented will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary to amend or supplement the Prospectus, Kmart shall forthwith prepare, file with the Commission and furnish, at its own expense, to you, such amendments or supplements to the Prospectus so that the Prospectus as so amended or supplemented will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading or so that the Prospectus, as so amended or supplemented, will comply with law.

                          (d)     To endeavor to qualify the Certificates for
offer and sale under the securities or Blue Sky laws of such jurisdictions as you shall reasonably request, to endeavor to maintain such qualification for so long as the laws of such jurisdictions so require and to notify you of any termination of such qualifications; provided, however, that neither Kmart nor the Depositor shall be obligated so to qualify the Certificates if such qualification requires it to file any general consent to service of process or to qualify as a foreign corporation in any jurisdiction in which it is not so qualified.

                          (e)     Kmart will promptly advise you (i) when,
prior to the termination of the offering of the Certificates, any amendment to the Registration Statement shall have been filed or become effective, (ii) of any request by the Commission for any amendment to the Registration Statement or supplement to the Prospectus or for additional information, (iii) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceedings for that purpose and (iv) of the receipt by Kmart of any notification with respect to the suspension of the qualification of the Certificates for sale in any jurisdiction with the initiation or threatening of any proceeding for such purpose. Kmart will use its best efforts to pre-vent the issuance of any stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

                 6.       Expenses.

                          6.1     Sutro & Co. Incorporated ("Sutro") has
advanced or incurred, or shall advance or incur, expenses incident to the shelf registration by Kmart of $250,000,000 of securities (of which the specific Certificates covered by this Underwriting Agreement are a part), including (i) those incurred in connection with preparation and filing of the Registration Statement and amendments thereto, the Basic Prospectus (and preliminary versions thereof), and all exhibits thereto (including the basic forms of underwriting agreement and Transaction Documents), (ii) the filing fee paid to the Commission in respect of such registration, (iii) the related fees, disbursements and other charges of Kmart's counsel, (iv) the related fees, disbursements and other charges of special counsel to the Depositor, (v) the related fees, disbursements and other charges of special counsel to Sutro, and
(vi) the printing and delivery to you in quantities as hereinabove stated of copies of the Registration Statement, the amendments thereto and the Basic Prospectus. Sutro shall be reimbursed for the expenses advanced or incurred by it by the allowance to Sutro of a shelf filing expense recovery fee of 0.25% of the principal amount of all securities included in the shelf registration.
Such allowance shall be deducted from the purchase price of all such securities and be retained by, and/or paid to, Sutro. The amount so to be retained in respect of the specific securities covered by this Underwriting Agreement is $159,970.

                          6.2     In addition to the expenses to be deducted
pursuant to Section 6.1, the sum of the following expenses incident to the proposed sale of Certificates contemplated by this Underwriting Agreement, including (i) expenses in connection with the preparation of any amendments to the Registration Statement that relate specifically to the sale of such Certificates, the Definitive Prospectus Supplement (and any preliminary versions thereof) and any exhibits to any thereof (including, without limitation, this Underwriting Agreement), (ii) the preparation, issuance and delivery of such Certificates, (iii) the fees, disbursements and other charges of Kmart's counsel, (iv) the fees, disbursements and other charges of special counsel to the Depositor, (v) the fees, disbursements and other charges of local counsel, (vi) the first year's fees of the Trustee, (vii) any fees charged by rating agencies for the rating of such Certificates, (viii) the printing and delivery to you in quantities as hereinabove stated of copies of the relevant amendments to the Registration Statement and of the

Definitive Prospectus Supplement (and any preliminary versions thereof) and any amendments or supplements thereto, and (ix) the printing and delivery to you of copies of each of the Trust Agreements and any Blue Sky Memorandum, shall be deducted and paid from the proceeds of sale of the Certificates; provided, however, that the maximum amount of expenses so to be deducted and paid pursuant to this Section 6.2 shall be $50,000 multiplied by the number of projects to be financed by the sale of such Certificates. Notwithstanding the foregoing provisions of this Section 6.2, you have agreed to deduct only $159,697 from the proceeds of the specific securities that are covered by this Underwriting Agreement and to accept such sum in full satisfaction of your reimbursement rights under this Section 6.2 with respect to such securities.

                          6.3     The Depositor shall cause each Borrower to
whom a Mortgage Loan is made to bear its proportionate share of the costs of issuance of the Certificates (i.e., the underwriting discount, the shelf expense recovery fee provided for in Section 6.1 and the expenses to be deducted pursuant to Section 6.2). Each Borrower as a condition to receiving a Mortgage Loan shall authorize the Depositor to apply a portion of the related Mortgage Loan amount to payment of the Borrower's proportionate share of such costs of issuance by agreeing that you may withhold from the proceeds of sale of the Certificates, such Borrower's proportionate share of the underwriting discount and the amount provided for in Sections 6.1 and 6.2.

                 7. Conditions to Closing. Your several obligations will be subject to the accuracy of the representations and warranties on the part of Kmart and the Depositor herein on the date hereof and on the Closing Date, to the accuracy of the statements of officers of Kmart and the Depositor made in each certificate furnished pursuant to the provisions hereof, to the performance and observance by Kmart, the Subsidiary, the Trustee and the Depositor of all covenants and agreements contained in the Transaction Documents on their part to be performed and observed and to the following additional conditions precedent:

                          (a)     Subsequent to the execution and delivery of
this Agreement and the most recent quarterly report on Form 10-Q filed by Kmart with the Commission and prior to the Closing Date,

                                  (i)      no stop order suspending the
effectiveness of the Registration Statement shall be in effect and no proceedings for that purpose shall have been instituted or threatened;

                                 (ii)      there shall not have occurred any
change, or any event reasonably likely to result in any change, in (x) the letter or letters referred to in Section 7(e) or (y) the condition, financial or otherwise, or in the earnings, business or operations, of Kmart and its subsidiaries, taken as a whole, from that set forth in such Form 10-K, Form 10-Q, Form 8-K or the Prospectus, as amended or supplemented through the date hereof that, in your reasonable judgment, is material and adverse and that makes it, in your reasonable judgment, impracticable to market the Certificates on the terms and in the manner contemplated in the Prospectus, as so amended or supplemented;

                                (iii)      there shall not have occurred any
(A) suspension or material limitation of trading, either generally or of any securities of Kmart, on or by, as the case may be, the New York Stock Exchange or the Chicago Stock Exchange, (B) suspension of trading of any securities of Kmart on any exchange or in any over-the-counter market, (C) declaration of a general moratorium on commercial banking activities in New York by either Federal or New York State authorities or (D) any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in your reasonable judgment, is material and adverse and, in the case of any of the events described in clauses (iii)(A) through (D), such event, singly or together with any other event, makes it, in your reasonable judgment, impracticable to market the Certificates on the terms and in the manner contemplated by the Prospectus, as amended or supplemented; and

                                 (iv)      other than as disclosed in the
Prospectus, there shall not have been any downgrading, or any notice given of any intended or potential downgrading, or review or possible change that does not indicate the direction of the possible change, in the rating accorded any of Kmart's securities by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Act.

                          (b)     You shall have received on the Closing Date:

                                  (i)      An opinion of A.N. Palizzi, Esq.,
Executive Vice President and General Counsel of Kmart, dated as of such date, addressed to you in form and substance satisfactory to you to the effect that:

                                           (1)     Kmart is a corporation duly
         organized and validly existing as a corporation in good standing under the laws of the State of Michigan.

                                           (2)     Kmart is duly authorized by
         its Articles of Incorporation, as amended, to conduct the business which it is described in the Prospectus (or in any document incorporated therein by reference) as conducting.

                                           (3)     The Transaction Documents to
         which Kmart is a party and this Agreement have each been duly authorized, executed and delivered by Kmart.

                                           (4)     To such counsel's knowledge,
         no further approval, authorization, consent or other order of any governmental body (other than in connection or compliance with the provisions of the securities or blue sky laws of any jurisdiction) is legally required to permit the execution, delivery and performance by Kmart of the Transaction Documents to which it is a party and this Agreement.

                                           (5)     The execution, delivery and
         performance by Kmart of each of the Transaction Documents to which it is a party and this Agreement (A) will not violate any provision of Kmart's Articles of Incorporation or By-laws, each as amended, (B) will not, to such counsel's knowledge, violate any provisions of, or constitute a default under, or (except as contemplated by the Transaction Documents) result in the creation or imposition of any lien, charge or encumbrance on, or security interest in, any of the assets of Kmart pursuant to the provision of, any mortgage, indenture, contract, agreement or other undertaking to which Kmart is a party or which purports to be binding upon Kmart and which is, or is required to be, filed by Kmart with the Commission pursuant to the Act or the Exchange Act and (C) to such counsel's knowledge will not violate any provision of any state law or regulation applicable to Kmart (other than state securities or blue sky laws, upon which such counsel need not pass) or, to such counsel's knowledge, any provision of any order, writ, judgment or decree of any governmental instrumentality applicable to Kmart.

                                 (ii)      An opinion of Dickinson, Wright,
Moon, Van Dusen & Freeman, counsel for Kmart, dated as of such date, addressed to you in form and substance satisfactory to you to the effect that:

                                           (1)     Each of the Transaction
         Documents to which Kmart or a Subsidiary is a party conforms in all material respects to the descriptions thereof contained in the Prospectus.

                                           (2)     Except as to the financial
         statements and other financial or statistical data contained or incorporated by reference therein and in the Statement[s] of Eligibility and Qualification under the Trust Indenture Act (each a "Form T-1") of the Trustee(s), and the sections contained in the Registration Statement and Prospectus under the headings "CERTAIN FEDERAL INCOME TAX CONSEQUENCES," "PROSPECTUS SUMMARY - Federal Income Tax Consequences" and "ERISA CONSIDERATIONS," upon which such counsel is not required to state a belief, the Registration Statement, at the time it became effective, and the Prospectus complied as to form in all material respects with the applicable requirements of the Securities Act and (except with respect to the parts of the Registration Statement that constitute the statements of eligibility and qualification of the Trustees under the Trust Agreements, upon which such counsel need not opine) the Trust Indenture Act, and the applicable instructions, rules and regulations promulgated by the Commission thereunder or pursuant to said instructions, rules and regulations are deemed to comply therewith; and, with respect to the documents or portions thereof filed with the Commission pursuant to the Exchange Act, and incorporated by reference in the Prospectus pursuant to Item 12 of Form S-3, such documents or portions thereof, on the date first filed with the Commission, complied as to form in all material respects with the applicable provisions of the Exchange Act, and the applicable instructions, rules and regulations promulgated by the Commission thereunder or pursuant to said instructions, rules and regulations are deemed to comply therewith; the Registration Statement has become and is effective under the Securities Act; and, to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for a stop order with respect thereto are pending or threatened under Section 8(d) of the Act.

                 Such opinion may state that in passing upon the forms of the Registration Statement and the Prospectus, such counsel assumes the correctness, completeness and fairness of the statements made by Kmart and the Depositor and information included or incorporated by reference in the Registration Statement and the Prospectus and any representations of Kmart or the Depositor contained in this Agreement and that they take no responsibility therefor. The opinion should also state that, in connection with the preparation of the Registration Statement and the Prospectus, such counsel has had discussions with certain of Kmart's officers and representatives, with other counsel for Kmart, with counsel for the Depositor, with Price Waterhouse, the inde-pendent certified public accountants who audited certain of the financial statements incorporated by reference in the Registration Statement, and with the Underwriters' representatives, and that such counsel's examination of the Registration Statement and the Prospectus and its discussions did not disclose to them any information which gives them reason to believe that, at the Effective Date, the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or that the Prospectus, as of the date thereof and the date hereof, included or includes any untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Such counsel need not express any belief or opinion as to the financial statements or other financial or statistical data contained or incorporated by reference in the Registration Statement or the Prospectus, applicable antitrust laws, the Form(s) T-1, or the sections of the Prospectus under the heading "CERTAIN FEDERAL INCOME TAX CONSEQUENCES," and "PROSPECTUS SUMMARY -- Federal Income Tax Consequences."

                                (iii)      An opinion of in-house counsel
satisfactory to you of each Subsidiary, dated as of such date, addressed to you, in form and substance satisfactory to you to the effect that:

                                           (1)     Such Subsidiary is a
         corporation duly organized and validly existing as a corporation in good standing under the laws of the State of its incorporation.

                                           (2)     Such Subsidiary is duly
         authorized by its Articles of Incorporation, as amended and restated, to conduct the business which it is described in the Prospectus (or in any document incorporated therein by reference) as conducting.

                                           (3)     The Transaction Documents to
         which such Subsidiary is a party have each been duly authorized, executed and delivered by such Subsidiary.

                                           (4)     To such counsel's knowledge,
         no further approval, authorization, consent or other order of any governmental body is legally required to permit the execution, delivery and performance by such Subsidiary of the Transaction Documents to which it is a party.

                                           (5)     The execution, delivery and
         performance by such Subsidiary of each of the Transaction Documents to which it is a party will not violate any provision of such Subsidiary's Articles of Incorporation or By-laws, each as amended.

                                 (iv)      An opinion of Squire, Sanders &
Dempsey, special counsel for the Depositor, dated as of such date, addressed to you, in form and substance satisfactory to you to the effect that:

                                           (1)     The Depositor is a
         corporation duly incorporated and validly existing in good standing under the laws of the State of Delaware.

                                           (2)     The Depositor is duly
         authorized by its Certificate of Incorporation, as amended, to conduct the business which it is described in the Prospectus (or in any document incorporated therein by reference) as conducting.

                                           (3)     The Transaction Documents to
         which the Depositor is a party have been duly authorized, executed and delivered by the Depositor.

                                           (4)     This Agreement, and also each
         of the Transaction Documents governed by New York law to which any one or more of Kmart, any Subsidiary, [any Borrower] or the Depositor is a party, constitutes the valid and binding agreement of Kmart, such Subsidiary, [such Borrower] and/or the Depositor, as the case may be, enforceable against Kmart, such Subsidiary, [such Borrower] and/or the Depositor, as the case may be, in accordance with the respective terms thereof, except, in each case, as enforcement thereof may be limited by bankruptcy, insolvency or other laws affecting enforcement of creditors' rights generally, and subject to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity). In giving the opinion specified in the preceding sentence, Squire, Sanders & Dempsey may state that they have read and relied upon the opinion of A.N. Palizzi, Esq. referred to in Section 7(b)(i), the opinion of counsel to each such Subsidiary referred to in
         Section 7(b)(iii), [and the opinion of local counsel to each such Borrower referred to in Section 7(b)] to the extent that such opinions are relevant in forming the opinions required by the next preceding sentence.

                                           (5)     The Certificates and the
         Transaction Documents to which the Depositor is a party conform in all material respects to the descriptions thereof contained in the Prospectus.

                                           (6)     The statements and legal
         conclusions contained in the Prospectus under the caption "CERTAIN FEDERAL INCOME TAX CONSEQUENCES" are correct, and the discussion thereunder does not omit any considerations that are material to purchasers or holders of the Certificates with respect to the matters covered.

                                           (7)     Except as to the financial
         statements and other financial or statistical data contained or incorporated by reference therein and in the Statements of Eligibility and Qualification under the Trust Indenture Act (each a "Form T-1") of the Trustee, and the sections contained in the Registration Statement and Prospectus under the headings "AVAILABLE INFORMATION," "INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE," "PROSPECTUS SUMMARY -- The Company," "PROSPECTUS SUMMARY -- Erisa Considerations," "KMART," "KMART CORPORATION SELECTED FINANCIAL INFORMATION" "ERISA CONSIDERATIONS," "PLAN OF DISTRIBUTION" and "EXPERTS," upon which such counsel is not required to state a belief, the Registration Statement, at the time it became effective, and the Prospectus complied as to form in all material respects with the applicable requirements of the Act and (except with respect to the parts of the Registration Statement that constitute the Statements of Eligibility and Qualification of the Trustee under the Trust Agreement, upon which such counsel need not opine) the Trust Indenture Act, and the applicable instructions, rules and regulations promulgated by the Commission thereunder or pursuant to said instructions, rules and regulations are deemed to comply therewith; the Registration Statement has become and is effective under the Act; and, to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for a stop order with respect thereto are pending or threatened under Section 8(d) of the Act.

                 Such opinion may state that in passing upon the forms of the Registration Statement and the Prospectus, such counsel assumes the correctness, completeness and fairness of the statements made by Kmart and information included or incorporated by reference in the Registration Statement and the Prospectus and any representations of Kmart contained in this Agreement and that they take no responsibility therefor. The opinion should also state that, in connection with the preparation of the Registration Statement and the Prospectus, such counsel has had discussions with outside counsel for Kmart, with certain of the Depositor's officers and with the Underwriter's representatives, and that such counsel's examination of the Registration Statement and the

Prospectus and its discussion did not disclose to them any information that gives them reason to believe that, at the effective date of the Registration Statement, the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or that the Prospectus, as of the date thereof and the date hereof, included or includes any untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Such counsel need not express any belief or opinion as to the financial statements or other financial or statistical data contained or incorporated by reference in the Registration Statement or the Prospectus, applicable antitrust laws, the Form(s) T-1 or the sections of the Prospectus under the headings "AVAILABLE INFORMATION," "INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE," "PROSPECTUS SUMMARY -- The Company," "PROSPECTUS SUMMARY -- Erisa Considerations," "KMART," "KMART CORPORATION SELECTED FINANCIAL INFORMATION" "ERISA CONSIDERATIONS," "PLAN OF DISTRIBUTION" and "EXPERTS."

                                  (v)      Opinions of counsel satisfactory
to you licensed to practice law in each jurisdiction the law of which governs any Transaction Document, that is not governed by New York law, each of which opinions shall be dated as of such date, shall be addressed to you, shall be satisfactory to you in form and substance, and which, among other things, shall be to the effect that each of the Transaction Documents governed by the laws of such jurisdiction to which any one or more of Kmart, any Subsidiary or the Depositor is a party, constitutes the valid and binding agreement of Kmart, such Subsidiary and/or the Depositor, as the case may be, enforceable against Kmart, such Subsidiary and/or the Depositor, as the case may be, in accordance with the respective terms thereof, except, in each case, as enforcement thereof may be limited by bankruptcy, insolvency or other laws affecting enforcement of creditors' rights generally, and subject to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity). In giving the opinion specified in the preceding sentence, such counsel may state that they have read and relied upon the opinion of A.N. Palizzi, Esq. referred to in Section 7(b)(i), the opinions of counsel to the Subsidiaries referred to in Section 7(b)(iii), and the opinion of Squire, Sanders & Dempsey referred to in Section 7(b)(iv), to the extent that such opinions are relevant in forming the opinions required by the next preceding sentence.

                                  (vi)     The favorable opinion of Brown &
Wood, counsel for the Trustee, dated as of such date, addressed to you and to Kmart, in form and substance satisfactory to you and Kmart to the effect that:

                                           (1)     The Trustee has been duly
         incorporated and is validly existing as a banking corporation in good standing under the laws of the State of New York.

                                           (2)     The Trustee has full
         corporate trust power and authority to enter into and perform its obligations under the Trust Agreements and, on behalf of the Trusts, the obligations under the Transaction Documents to which such Trusts are parties.

                                           (3)     The execution and delivery of
         the Trust Agreements and, on behalf of the Trusts, each of the Transaction Documents to which a Trust is a party and the performance by the Trustee of the Trustee's obligations under the Trust
         Agreements, and the Transaction Documents, have been duly authorized by all necessary corporate action of the Trustee, and each has been duly executed and delivered by the Trustee.

                                           (4)     The Trust Agreements and each
         of the Transaction Documents to which a Trust is a party constitute valid and binding agreements of the Trustee, enforceable against the Trustee in accordance with their terms, subject, as to enforcement of remedies, to applicable bankruptcy, insolvency, reorganization, and other similar laws affecting the rights of creditors generally and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                                           (5)     The execution and delivery by
         the Trustee of the Trust Agreements and, on behalf of the Trusts, each of the Transaction Documents to which a Trust is a party, and the performance by the Trustee of its obligations thereunder do not conflict with, result in a breach or violation of or constitute a default under, the Certificate of Incorporation or By-laws of the Trustee.

                                           (6)     The Certificates have been
         duly and validly authorized, executed, authenticated and issued by the Trusts and, when delivered, the Certificates have been validly issued and are entitled to the benefits of the Trust Agreements.

                                 (vii)     An opinion of counsel to each
Borrower, dated as of such date, addressed to you, Kmart and the Depositor in form and substance satisfactory to you, Kmart and the Depositor.

                               (viii)      An opinion of Paul, Weiss,
Rifkind, Wharton & Garrison, your counsel, dated as of such date, in a form acceptable to you. Such opinion may state that in passing upon the forms of the Registration Statement and the Prospectus, such counsel assumes the correctness, completeness and fairness of the statements made by Kmart and the Depositor and information included or incorporated by reference in the Registration Statement and the Prospectus and any representations of Kmart or the Depositor contained in this Agreement and that they take no responsibility therefor. The opinion should also state that, in connection with the preparation of the Registration Statement and the Prospectus, such counsel has had discussions with certain of Kmart's officers and representatives, with counsel for Kmart and the Depositor, with Price Waterhouse, the independent certified public accountants who audited certain of the financial statements incorporated by reference in the Registration Statement, and with the Underwriters' representatives, and that such counsel's examination of the Registration Statement and the Prospectus and its discussions did not disclose to them any information which gives them reason to believe that, at the Effective Date, the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or that the Prospectus, as of the date thereof and the date hereof, included or includes any untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Such counsel need not express any belief or opinion as to the financial statements or other financial or statistical data contained or incorporated by reference in the Registration Statement or the Prospectus, applicable antitrust laws, the Trust Indenture Act, the Form(s) T-1, or the sections of the Prospectus under the headings "CERTAIN FEDERAL INCOME TAX CONSEQUENCES," "PROSPECTUS SUMMARY - Federal Income Tax Consequences," or "ERISA CONSIDERATIONS."

                          (c)     You shall have received, on the Closing Date,
certificates of Kmart and the Depositor, respectively, signed as to each by its respective Chairman of the Board, Treasurer or other Chief Financial Officer, or in the case of the Depositor, any Vice President, dated as of the Closing Date, and in the case of the certificate of the Depositor, addressed to both you and Kmart, to the effect that the signers of such certificate have examined the Registration

Statement, the Basic Prospectus, the Prospectus, the Definitive Prospectus Supplement and this Agreement and that:

                                  (i)      the representations and warranties
of Kmart or the Depositor, as the case may be, in this Agreement and each of the other Transaction Documents to which it is a party are true and correct in all material respects (except for those representations and warranties that are already subject to a materiality or similar qualification, which shall be true and correct in all respects as so qualified) on and as of the date of such certificate, and Kmart or the Depositor, as the case may be, has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the date of such certificate;

                                 (ii)      no stop order suspending the
effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the knowledge of Kmart or the Depositor, as the case may be, threatened;

                                (iii)      there has been no change or any
event reasonably likely to result in any change, in the condition, financial or otherwise, or in the earnings, business or operations, of Kmart or the Depositor, as the case may be, and its subsidiaries, if any, taken as a whole, from that set forth in the Prospectus, as amended or supplemented through the date hereof, or the most recent quarterly report of Kmart on Form 10-Q filed with the Commission, that is material and adverse; and

                                 (iv)      no event has occurred that
constitutes or is reasonably likely to result in a default under a Lease or a Lease Guaranty or any other Transaction Document to which Kmart or the Depositor, as the case may be, is a party.

                          (d)     You shall have received from each Subsidiary
a Closing Date certificate signed by its Chairman of the Board, President or any Vice President, and by its Treasurer or other Chief Financial Officer, in the form annexed hereto as Exhibit D.

                          (e)     You shall have received on the Closing Date,
from Price Waterhouse, Kmart's independent certified public accountants, a letter or letters, dated as of the Closing Date, addressed to both you and Kmart, in form and substance satisfactory to you confirming that they are independent accountants within the meaning of the Act and the Exchange Act and the respective applicable published rules and regulations thereunder, and containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in or incorporated by reference into the Registration Statement and the Prospectus.

                          (f)     The Depositor shall have received a letter
from Standard & Poor's rating the Certificates "BBB-" or better and true copies thereof shall have been provided to you.

                          (g)     All conditions specified in each of the
Transaction Documents to be performed or satisfied on or prior to the Closing Date shall have been so performed or satisfied on the Closing Date and you shall have received executed copies of all documents delivered in connection therewith.

                          (h)     You shall have received on the Closing Date,
such appropriate further information, certificates and documents as you may reasonably request.

                          (i)     Each of the transactions contemplated herein
or in the Prospectus as occurring on or before the Closing Date shall have occurred as anticipated.

                 If any of the conditions specified in this Section 7 shall not have been fulfilled in all material respects when and as provided in this Underwriting Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Underwriting Agreement shall not be in all material respects reasonably satisfactory in form and substance to you and to your counsel, this Agreement and all of your obligations hereunder may be canceled at, or at any time prior to, the Closing Date by you. Notice of such cancellation shall be given to Kmart and the Depositor in writing or by telephone or telegraph confirmed in writing.

                 8.       Indemnification and Contribution.

                          (a)     Kmart agrees to indemnify and hold harmless
you and each person, if any, who controls you within the meaning of either
Section 15 of the Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages or liabilities (including, without limitation, the reasonable fees and expenses of counsel in connection with any investigation or proceeding), whether or not arising from third party claims, arising out of or based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement as originally filed or in any amendment or supplement thereto, or the Prospectus as originally filed or in any amendment or supplement thereto, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) any breach of a representation or warranty or covenant or agreement herein of Kmart; provided, however, that Kmart will not be liable in any such case to the extent that such losses, claims, damages or liabilities are caused by any such untrue statement or alleged untrue statement or omission or alleged omission made therein based upon and in conformity with information furnished in writing to Kmart by or on behalf of you expressly for use therein; and provided, further, that the indemnity agreement described in this subsection shall not inure to the benefit of you or of any person controlling you on account of any such losses, claims, damages, liabilities, expenses or actions arising from the sale of Certificates to any person in respect of the Prospectus, as supplemented or amended (excluding, however, any document then incorporated or deemed incorporated by reference therein pursuant to Item 12 of Form S-3) furnished by you to a person to whom any of the Certificates were sold, insofar as such indemnity relates to any untrue or misleading statement or omission made in a Preliminary Prospectus or the Prospectus but eliminated or remedied prior to the consummation of such sale in the Prospectus, or any amendment or supplement thereto furnished pursuant to Section 5 hereof, respectively, unless a copy of such amendment or supplement is furnished by you to such person (i) with or prior to the written confirmation of the sale involved or (ii) as soon as available after such written confirmation.

                          (b)     You agree, to indemnify and hold harmless
Kmart, its directors, its officers who signed the Registration Statement and each person, if any, who controls Kmart within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from Kmart to you, but only with reference to the respective information relating to you, furnished in writing by you or on your behalf expressly for use in the Registration Statement, the Prospectus or any amendments or supplements thereto.

                          (c)     If any proceeding (including any governmental
investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to either paragraph (a) or (b) above, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing of the institution of such proceeding and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the parties to any such proceeding (including any impleaded parties) include both the indemnifying party (or any other person represented by such counsel) and the indemnified party, and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. Except as provided in the preceding sentence, it is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses as are reimbursable hereunder shall be reimbursed as they are incurred. In the case of parties indemnified pursuant to paragraph
(a) above, such separate firm shall be designated in writing by you, and by Kmart in the case of parties indemnified pursuant to paragraph (b) above. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

                          (d)     If the indemnification provided for in
paragraph (a) or (b) of this Section 8 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by Kmart and/or any Subsidiary (and/or the Trusts) on the one hand and you on the other from the offering of the Certificates or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of Kmart on the one hand and of you or any Subsidiary on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by Kmart (and/or any Subsidiary and the Trusts) on the one hand and you on the other in connection with the offering of the Certificates shall be deemed to be in the same proportion as the total net proceeds from the offering of the Certificates (before deducting expenses) received by Kmart (and/or the Subsidiary and the Trusts) bears to the total commissions received by you in respect thereof. The relative fault of Kmart and any Subsidiary on the one hand and of you on the other, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by or on behalf of Kmart or a Subsidiary or by or on behalf of you and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. For purposes of this Section 8, each person who controls you within the meaning of the Act shall have the same rights to contribution as you, and each person who controls Kmart within the meaning of either the Act or the Exchange Act, each officer of Kmart who shall have signed the Registration Statement and each director of Kmart shall have the same rights to contribution as Kmart, subject in each case to the provisions of this paragraph (d) and paragraph (e). Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding (including any governmental investigation) against such party in respect of which a claim for contribution may be made against another party or parties under this para-graph (d), notify such party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have hereunder or otherwise than under this paragraph (d), except and only to the extent that the party or parties is materially prejudiced thereby.

                          (e)     Kmart and you agree that it would not be just
and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation or by any other method of allocation that does not take account the considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8, you shall not be required to contribute any amount in excess of the amount by which the total price at which the Certificates underwritten by you and distributed to the public were offered to the public exceeds the amount of any damages that you have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 8 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

                 The indemnity and contribution provisions contained in this
Section 8 and the representations and warranties and covenants and agreements of Kmart and the Depositor contained herein shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on your behalf, or on behalf of any person controlling you or by or on behalf of Kmart, its directors or officers or any person controlling Kmart and (iii) acceptance and payment for any of the Certificates.

                 9. Termination. This Agreement shall be subject to termination, by notice given by you to Kmart, if after the execution and delivery of this Agreement and prior to the Closing Date (i) there has been any material adverse change in the condition, financial or otherwise, or in the earnings, business or operations of Kmart and its subsidiaries, taken as a whole, or (ii) there has occurred any outbreak or escalation of hostilities or other calamity or crisis the effect of which on the financial markets of the United States is such as to make it, in your judgment, impracticable to market the Certificates, or (iii) trading in securities, either generally or of Kmart, on the New York Stock Exchange has been suspended or materially limited or if a general moratorium on commercial banking activities has been declared by either Federal or New York State authorities, or (iv) except as disclosed in the Prospectus, there has been any downgrading, or any notice given of any intended or potential downgrading, in the rating accorded any of Kmart's securities by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Act, or (v) all of the conditions of Section 7 shall not have been fulfilled.

                 10. Miscellaneous. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

                 This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

                 11. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to you at the address set forth above (telecopy no.: 213-624-5263); if sent to Kmart, will be mailed, delivered or telecopied to it at 3100 West Big Beaver Road, Troy, Michigan 48084 (telecopy no. 810-643-5398), attention of Executive Vice President and Chief Financial Officer (with a copy to the General Counsel); and if sent to the Depositor, will be mailed, delivered or telecopied to it at 40 North Central Avenue, Suite 2700, Phoenix, Arizona 85004 (telecopy no. 602-253-8129), attention of Secretary, with a copy to Squire Sanders & Dempsey, 40 North Central Avenue, Suite 2700, Phoenix, Arizona 85004, attention of Norman C. Storey, Esq.

                 12. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 8 hereof, and no other person will have any right or obligation hereunder.

                 13. Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

                 Please confirm your agreement by having an authorized officer sign a copy of this Agreement in the space set forth below.

                                  Very truly yours,

                                  KMART CORPORATION


                                  By:
                                     -------------------------------------------
                                     Name:
                                     Title:


                                  NATIONAL TENANT FINANCE CORPORATION


                                  By:
                                     -------------------------------------------
                                     Name:
                                     Title:

Accepted:

SUTRO & CO. INCORPORATED



By:
   -----------------------------------
   Name:  John F. Stiepel
   Title:  Senior Vice President